Filed Pursuant to Rule 497
Registration No. 333-197447

Supplement No. 7 dated February 3, 2015
to
Prospectus dated September 8, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America II, which we refer to as the Company, our, us or we, dated September 8, 2014, or the Prospectus, as supplemented by Supplement No. 6 dated January 29, 2015, or Supplement No. 6, Supplement No. 5 dated January 5, 2015, Supplement No. 4 dated December 19, 2014, Supplement No. 3 dated December 18, 2014, Supplement No. 2 dated November 21, 2014 and Supplement No. 1 dated November 6, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

OPERATING INFORMATION

Engagement of KPMG LLP as Independent Registered Public Accounting Firm

On February 2, 2015, the Company engaged KPMG LLP, or KPMG, as the Company’s new independent registered public accounting firm for the fiscal year ended December 31, 2014. The Company’s audit committee participated in and approved the decision to appoint KPMG.

Since the Company’s formation in April 2014 and through the end of the fiscal year ended December 31, 2014 and the subsequent interim period from January 1, 2015 through February 2, 2015, neither the Company nor anyone acting on behalf of the Company, consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).”

PROSPECTUS UPDATES

The following disclosure hereby replaces the last paragraph of the section entitled “Change in Independent Registered Public Accounting Firm” as added by Supplement No. 6 to the Prospectus.

“On February 2, 2015, the Company engaged KPMG LLP, or KPMG, as its new independent registered public accounting firm for the fiscal year ended December 31, 2014. The Company’s audit committee participated in and approved the decision to appoint KPMG.

Since the Company’s formation in April 2014 and through the end of the fiscal year ended December 31, 2014 and the subsequent interim period from January 1, 2015 through February 2, 2015, neither the Company nor anyone acting on behalf of the Company, consulted KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).”